Exhibit 4.1

EXECUTION VERSION

GREEN TREE AGENCY ADVANCE FUNDING TRUST I,

as Issuer,

WELLS FARGO BANK, N.A.,

as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary,

DITECH FINANCIAL LLC,

as Administrator and as Servicer,

and

BARCLAYS BANK PLC,

as Administrative Agent

AMENDMENT NO. 1

dated as of September 30, 2016

to the

SECOND AMENDED AND RESTATED INDENTURE

dated as of October 21, 2015

GREEN TREE AGENCY ADVANCE FUNDING TRUST I

ADVANCE RECEIVABLES BACKED NOTES, ISSUABLE IN SERIES

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED INDENTURE

This Amendment No. 1, dated as of September 30, 2016 (this “Amendment”), to the Second Amended and Restated Indenture, dated as of October 21, 2015 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among Green Tree Agency Advance Funding Trust I, as issuer (the “Issuer”), Wells Fargo Bank, N.A., as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”) and as securities intermediary (the “Securities Intermediary”), Ditech Financial LLC (“Ditech”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and Barclays Bank PLC (“Barclays”), as administrative agent (the “Administrative Agent”). Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Indenture.

WHEREAS, Section 12.1(c) of the Indenture provides, among other things, that subject to the terms and conditions of Section 12.2 of the Indenture, unless otherwise provided in the related Indenture Supplement with respect to any amendment of the Indenture or an Indenture Supplement, and in addition to Section 12.1(a), clauses (i) through (xi) of the Indenture, the Indenture may be amended by the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent (in its sole and absolute discretion) without the consent of any of the Noteholders or any other Person, upon delivery of an Issuer Tax Opinion for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or modifying in any manner the rights of the Noteholders of the Notes under the Indenture or any other Transaction Document;

WHEREAS, Section 12.1(c) of the Indenture further provides that in connection with any such amendment, (i) the Issuer shall deliver to the Indenture Trustee an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future; (ii) each Note Rating Agency currently rating the Outstanding Notes confirms in writing to the Indenture Trustee that such amendment will not cause a Ratings Effect on any Outstanding Notes or if the Administrator and the Administrative Agent determine in their reasonable judgment that an applicable Note Rating Agency no longer provides such written confirmation described in the foregoing clause, (a) the Administrator shall provide prior written notice of such amendment to the related Note Rating Agency and (b) the Administrative Agent shall have provided their prior written consent to such amendment and (iii) each Derivative Counterparty shall have consented to such amendment;

WHEREAS, as of the date hereof, there are no applicable Derivative Counterparties;

WHEREAS, Section 12.3 of the Indenture provides that the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”); and

WHEREAS, the parties hereto desire to amend the Indenture as described below;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment to Indenture. The Indenture is hereby amended as follows:

(a) Section 1.1 of the Indenture is hereby amended by adding the following definitions of “Bail-In Action,” “Bail-In Legislation,” “EEA Financial Institution,” “EEA Member Country,” “EEA Resolution Authority,” “EU Bail-In Legislation Schedule” and “Write-Down and Conversion Powers” in the correct alphabetical order:

Bail-In Action: The exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

Bail-In Legislation: With respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

EEA Financial Institution: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. For the avoidance of doubt, EEA Financial Institution shall include, but shall not be limited to, the VFN Noteholder and Administrative Agent.

EEA Member Country: Any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

EEA Resolution Authority: Any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegatee) having responsibility for the resolution of any EEA Financial Institution.

EU Bail-In Legislation Schedule: The EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time, at http://www.lma.eu.com/.

Write-Down and Conversion Powers: With respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) Section 1.1 of the Indenture is amended by deleting the definition of “Corporate Trust Office” its entirety and replacing it with the following (modified text underlined for review purposes):

“Corporate Trust Office”: means with respect to the Series 2014-VF2 Notes, the principal corporate trust offices of the Indenture Trustee at which at any particular time its corporate trust business with respect to the Issuer shall be administered, which offices at the Closing Date are located at (i) for Note transfer purposes, Wells Fargo Center, Corporate Trust Operations, MAC N9033-070, 600 South Fourth Street, 7th Floor, Minneapolis, Minnesota 55479-0113, Attention: Client Manager, Green Tree Agency Advance Funding Trust I, Series 2014-VF2, and (ii) for all other purposes, 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Client Manager, Green Tree Agency Advance Funding Trust I, Series 2014-VF2, as well as CTSAdvanceTrustFacility@wellsfargo.com.

(c) Section 1.1 of the Indenture is amended by deleting the definition of “Note Purchase Agreement” its entirety and replacing it with the following (modified text underlined for review purposes):

“Note Purchase Agreement”: An agreement with one or more initial purchasers or placement agents under which the Issuer will sell the Notes to such initial purchaser, or contract with such placement agent for the initial private placement of the Notes, in each case as may be amended from time to time and as further defined in the related Indenture Supplement.

(d) The Indenture is hereby amended by adding the following as a new section of the Indenture in its proper numerical sequence:

Section 14.11. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

(a) Notwithstanding anything to the contrary in this Indenture, any other Transaction Documents or in any other agreement, arrangement or understanding among the parties to the Transaction Documents, the Issuer hereby acknowledges that any liability of any EEA Financial Institution arising under this Indenture or any other Transaction Documents, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(i) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(ii) the effects of any Bail-In Action on any such liability, including, if applicable:

(A)	a reduction in full or in part or cancellation of any such liability;

(B)	a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Indenture or any other Transaction Document; or

(C)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(e) The Indenture is hereby amended by deleting Schedule 2 in its entirety and replacing it with the schedule set forth on Exhibit A attached hereto.

(f) The Indenture is hereby amended by deleting Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4 in their respective entireties and replacing them with the forms set forth on Exhibit B attached hereto.

Section 2. Conditions to Effectiveness of this Amendment.

This Amendment shall become effective upon the latest to occur of the following (the “Effective Date”):

(i)	the execution and delivery of this Amendment by all parties hereto;

(ii)	prior notice to each Note Rating Agency that is presently rating any Outstanding Notes;

(iii)	each Note Rating Agency currently rating the Outstanding Notes confirms in writing to the Indenture Trustee that this Amendment will not cause a Ratings Effect on any Outstanding Notes;

(iv)	the delivery of an Authorization Opinion;

(v)	the delivery of an Issuer Tax Opinion;

(vi)	the Administrative Agent shall have provided its prior written consent to this Amendment; and

(vii)	the delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that this Amendment will not have a material Adverse Effect.

Section 3. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Indenture shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. This Amendment shall be effective as of the Effective Date upon the satisfaction of the conditions precedent set forth in Section 2 hereof and shall not be effective for any period prior to the Effective Date. After this Amendment becomes effective, this Amendment will form a part of the Indenture for all purposes and all references in the Indenture to “this Indenture,” “hereof,” “herein” or words of similar effect referring to such Indenture shall be deemed to be references to the Indenture as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Indenture other than as set forth herein.

Section 4. Representations and Warranties. The Administrative Agent hereby represents and warrants that as of the date hereof (i) it is duly authorized to deliver this Amendment to the Indenture Trustee and such power has not been granted or assigned to any other Person, and (ii) the Indenture Trustee may conclusively rely upon this Amendment.

Section 5. Expenses. Ditech hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Transaction Documents, Ditech shall be responsible for the payments of the reasonable and documented legal fees and out-of-pocket expenses of legal counsel to the Administrative Agent and the Indenture Trustee incurred in connection with the consummation of this Amendment and all other documents executed or delivered in connection therewith.

Section 6. Representations; Ratifications Covenants: (a) In order to induce the Administrative Agent to execute and deliver this Amendment, each of the Issuer and Ditech, each for itself and for no other party, hereby represents and warrants to the Administrative Agent that as of the date hereof it is in full compliance with all of the terms and conditions of the Indenture and the other Transaction Documents and no default or Event of Default has occurred and is continuing under the Indenture or any other Transaction Documents.

(b) The parties hereto ratify all terms of the existing Indenture other than those amended hereby, and ratify those provisions as amended hereby.

Section 7. Entire Agreement. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersede any prior or contemporaneous agreements relating to such subject matter.

Section 8. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

Section 9. Section Headings. The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Indenture or any provision hereof or thereof.

Section 10. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT

REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11. Recitals. The statements contained in the recitals to this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee (in such capacity) assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder). In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Indenture Trustee.

Section 12. Counterparts. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by electronic mail or facsimile, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 13. Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally, but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Amendment and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or the other Transaction Documents.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GREEN TREE AGENCY ADVANCE FUNDING TRUST I, as Issuer

By: Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:	/s/ Chad May
	Name:	Chad May
	Title:	Assistant Vice President

Signature Page to GTAAFT I Amendment No. 1 to Indenture

WELLS FARGO BANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, and not in its individual capacity

By:	/s/ Kelly J. Rentz
	Name:	Kelly J. Rentz
	Title:	Vice President

Signature Page to GTAAFT I Amendment No. 1 to Indenture

DITECH FINANCIAL LLC, as Administrator and as Servicer

By:	/s/ Cheryl Collins
	Name:	Cheryl Collins
	Title:	Senior Vice President and Treasurer

Signature Page to GTAAFT I Amendment No. 1 to Indenture

BARCLAYS BANK PLC,
as Administrative Agent

By:	/s/ Trevor Moffitt
	Name:	Trevor Moffitt
	Title:	Director

Signature Page to GTAAFT I Amendment No. 1 to Indenture

Exhibit A

[Attached.]

Schedule 2

Wire Instructions

TRANSACTION PARTIES:

If to the Administrator or Servicer:

Name of Bank:	Bank of America
ABA Number of Bank:	026-009-593
Name of Account:	Green Tree Advance Receivables III LLC
Account Number at Bank:	XXXXX

If to Barclays Bank PLC, as Series 2014-VF2 Purchaser or Administrative Agent

Name of Bank:	Barclays Bank PLC
ABA Number of Bank:	026-002-574
Name of Account:	Barclays CLAD Account
Account Number:	XXXXX
REF:	Green Tree Servicer Advance/Conduit Operations

If to the Owner Trustee:

Name of Bank:	M&T Trust Co./Wilmington Trust Co.
ABA Number of Bank:	031100092
Name of Account:	Green Tree Agency Advance Funding Tr
Account Number at Bank:	XXXXX

If to the Verification Agent:

Name of Bank:	Signature Bank
City/State of Bank:	261 Madison Avenue, NY, NY 10017
ABA Number of Bank:	026013576
Account Number at Bank:	XXXXX
Ref:	101835

TRUST ACCOUNTS:

If to the Collection and Funding Account:

Name of Bank:	Wells Fargo Bank, N.A.
ABA Number of Bank:	121000248
Name of Account:	Corporate Trust Clearing
Account Number at Bank:	XXXXX
For Further Credit To:	48382801

If to the Fee Accumulation Account:

Name of Bank:	Wells Fargo Bank, N.A.
ABA Number of Bank:	121000248
Name of Account:	Corporate Trust Clearing
Account Number at Bank:	XXXXX
For Further Credit To:	48382804

If to the Interest Accumulation Account:

Name of Bank:	Wells Fargo Bank, N.A.
ABA Number of Bank:	121000248
Name of Account:	Corporate Trust Clearing
Account Number at Bank:	XXXXX
For Further Credit To:	48382802

If to the Target Amortization Principal Accumulation Account:

Name of Bank:	Wells Fargo Bank, N.A.
ABA Number of Bank:	121000248
Name of Account:	Corporate Trust Clearing
Account Number at Bank:	XXXXX
For Further Credit To:	48382803

If to the Series 2014-VF2 Reserve Account:

Name of Bank:	Wells Fargo Bank, N.A.
ABA Number of Bank:	121000248
Name of Account:	Corporate Trust Clearing
Account Number at Bank:	XXXXX
For Further Credit To:	48382808

If to the Note Payment Account:

Name of Bank:	Wells Fargo Bank, N.A.
ABA Number of Bank:	121000248
Name of Account:	Corporate Trust Clearing
Account Number at Bank:	XXXXX
For Further Credit To:	48382800

If to the Delinquency Advance Disbursement Account:

Name of Bank:	Wells Fargo Bank, N.A.
ABA Number of Bank:	121000248
Name of Account:	Corporate Trust Clearing
Account Number at Bank:	XXXXX
For Further Credit To:	48382805

If to the Sinking Fund Account:

Name of Bank:	Wells Fargo Bank, N.A.
ABA Number of Bank:	121000248
Name of Account:	Corporate Trust Clearing
Account Number at Bank:	XXXXX
For Further Credit To:	48382807

Exhibit B

[Attached.]

Exhibit A-1

FORM OF GLOBAL RULE 144A NOTE

Class [ ] Note	[Initial Note Balance: $[ ]]
Note Number: [ ]	[Maximum VFN Principal Balance: $[ ]]

THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE [MAXIMUM VFN PRINCIPAL BALANCE] [INITIAL NOTE BALANCE] SHOWN ON THE FACE HEREOF.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE 1933 ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY NOTEHOLDER.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.

[FOR CLASS 1 SPECIFIED NOTES ONLY] [NO TRANSFER OF A BENEFICIAL INTEREST IN A SPECIFIED NOTE WILL BE EFFECTIVE, AND ANY SUCH TRANSFER WILL BE VOID AB INITIO, UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS IN WRITING TO THE INDENTURE TRUSTEE AND NOTE REGISTRAR AS PROVIDED IN SECTION 6.5(M) OF THE INDENTURE. EACH PROSPECTIVE TRANSFEREE OF A BENEFICIAL INTEREST IN A SPECIFIED NOTE WILL BE DEEMED TO MAKE SUCH REPRESENTATIONS BY ITS ACCEPTANCE OF SUCH BENEFICIAL INTEREST.]

[FOR ANY NOTE THAT IS NOT A SPECIFIED NOTE UNLESS OTHERWISE SPECIFIED IN THE RELATED INDENTURE SUPPLEMENT] [EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING, HOLDING

Exhibit A-1-1

OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING THE ASSETS OF, ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ANY PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510-3.101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATIONS”), WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, (EACH, A “PLAN”), OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II)(A) THIS NOTE IS RATED AT LEAST INVESTMENT GRADE AS OF THE DATE OF PURCHASE OR TRANSFER, IT BELIEVES THAT THIS NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT THIS NOTE AND (B) THE TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL SATISFY THE REQUIREMENTS OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE STATUTORY PROHIBITED TRANSACTION EXEMPTION FOR SERVICE PROVIDERS SET FORTH IN SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(20) OF THE CODE OR ANY SIMILAR CLASS OR STATUTORY EXEMPTION AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN SUBJECT TO SIMILAR LAW, WILL NOT VIOLATE ANY SIMILAR LAW.] [FOR A CLASS 1 SPECIFIED NOTE UNLESS OTHERWISE SPECIFIED IN THE RELATED INDENTURE SUPPLEMENT] [EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT, AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA, A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA, WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN WHICH IS SUBJECT TO ANY SIMILAR LAW.]

Exhibit A-1-2

THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE [AND SECTION [    ] OF THE RELATED INDENTURE SUPPLEMENT] UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST). EACH TRANSFEREE OF THIS NOTE SHALL PROVIDE THE NOTE REGISTRAR AND THE ISSUER THE CERTIFICATION REQUIRED BY SECTION 6.5(i) [FOR CLASS 1 SPECIFIED NOTES ONLY] [AND SECTION 6.5(m)] OF THE BASE INDENTURE AND THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED IN AN OFF-SHORE TRANSACTION AS DEFINED IN REGULATION S OF THE 1933 ACT TO A PERSON WHO IS NOT ANY TIME A U.S. PERSON AS DEFINED BY REGULATION S OF THE 1933 ACT AND WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S NOTE OR (IN CERTAIN LIMITED CIRCUMSTANCES) A DEFINITIVE NOTE ONLY (IN THE CASE OF AN INTEREST IN A REGULATION S GLOBAL NOTE) IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND (IN THE CASE OF A DEFINITIVE NOTE) UPON RECEIPT BY THE NOTE REGISTRAR AND INDENTURE TRUSTEE OF SUCH CERTIFICATION. PRIOR TO PURCHASING THIS NOTE, PROSPECTIVE PURCHASERS SHOULD CONSULT WITH COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTIONS FROM THE RESTRICTIONS ON RESALE OR TRANSFER.

THIS NOTE IS A LIMITED RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED TO RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SERVICER, THE INDENTURE TRUSTEE, THE CALCULATION AGENT, THE PAYING AGENT, THE SECURITIES INTERMEDIARY, THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE NOTE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Exhibit A-1-3

GREEN TREE AGENCY ADVANCE FUNDING TRUST I

ADVANCE RECEIVABLES BACKED NOTES, SERIES [                ]

CLASS [    ] NOTE

Green Tree Agency Advance Funding Trust I, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [                                ], or registered assigns (the “Noteholder”), [interest, fees and principal as provided in the Indenture] [the principal sum of [                    ] ($[        ]), or such part thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture] [and to pay any fees in connection therewith from time to time in the amounts and at the times provided in the Indenture].

Principal of this Note is payable on each applicable [Interim Payment Date and] Payment Date as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [    ] of the [Series Name] Indenture Supplement. The outstanding Note Balance of this Note bears interest at the applicable Note Interest Rate as set forth in the Indenture. On each applicable [Interim Payment Date and] Payment Date, in accordance with the terms and provisions of the Indenture, interest on this Note will be paid as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [    ] of the [Series Name] Indenture Supplement.

Capitalized terms used but not defined herein have the meanings set forth in the Second Amended and Restated Indenture, (as may be amended from time to time, the “Base Indenture”), dated as of October 21, 2015, among the Issuer, Wells Fargo Bank, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”) and as securities intermediary (the “Securities Intermediary”), Ditech Financial LLC, a Delaware limited liability company (“Ditech”), as Administrator on behalf of the Issuer (the “Administrator”), and as Servicer (the “Servicer”) under the Designated Servicing Agreements, and Barclays Bank PLC (“Barclays”), as Administrative Agent (the “Administrative Agent”) and consented to by Barclays, as Noteholder, and an Indenture Supplement (as may be amended from time to time, the “[Insert Series Name] Indenture Supplement” and together with the Base Indenture, the “Indenture”), dated as of October 21, 2015, by and among [insert parties to Indenture Supplement].

[In the event of a VFN Principal Balance increase funded by the Noteholders, the Noteholder of this Note shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of any VFN Principal Balance increase funded by it, and each repayment thereof; provided, that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder’s rights with respect to the VFN Principal Balance and its right to receive interest payments in respect thereof.]

[By its acceptance of this Note, each Noteholder covenants and agrees, until the termination of the Revolving Period, on each Funding Date to advance amounts in respect of any VFN Principal Balance increase hereunder to the Issuer, subject to and in accordance with the terms of the Indenture and that certain [Amended and Restated] Note Purchase Agreement (the “Note Purchase Agreement”), dated as of [            ], 201[  ], among [insert parties to related Note Purchase Agreement]].

Exhibit A-1-4

[In the event of a payment of all or a portion of the Note Balance of this Note, in accordance with the terms and provisions of the Indenture, the Noteholder thereof shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of the Outstanding Note Balance of this Note following such payment.]

Absent manifest error, the [Note] [VFN Principal] Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee, the Note Registrar and the Issuer; provided, that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder’s rights with respect to the [Note] [VFN Principal] Balance of its Note and such Noteholder’s right to receive payments in respect of principal and interest in respect thereof.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

This Note is a Rule 144A Global Note deposited with DTC acting as Depository, and registered in the name of Cede & Co., a nominee of DTC, and Cede & Co., as holder of record of this Note, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds.

The statements in the legend relating to DTC set forth above are an integral part of the terms of this Note and by acceptance thereof each holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

Unless the certificate of authentication hereon shall have been executed by an Authorized Signatory of the Indenture Trustee and, if an Authenticating Agent has been appointed by the Indenture Trustee pursuant to Section 11.12 of the Base Indenture, such Authenticating Agent by manual signature, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture and/or be valid for any purpose.

THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS NOTE, THE RELATIONSHIP OF THE PARTIES HEREUNDER, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-1-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer, as of the date set forth below.

Date:             , 2015

GREEN TREE AGENCY ADVANCE FUNDING TRUST I

By:	Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:
Issuer Authorized Officer

Exhibit A-1-6

[INDENTURE TRUSTEE’S

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: , 2015	WELLS FARGO BANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
	Title:	Authorized Signatory of Indenture Trustee]
[AUTHENTICATING AGENT’S CERTIFICATE OF AUTHENTICATION This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.
Date: , 2015	[ ],
as Authenticating Agent

By:
	Title:	Authorized Signatory of Authenticating Agent]

Exhibit A-1-7

[REVERSE OF NOTE]

This Note is one of the duly authorized Class [    ] Notes of the Issuer, designated as its Green Tree Agency Advance Funding Trust I Advance Receivables Backed Notes, Series [    ], Class [    ] (herein called the “Class [    ] Notes”), all issued under the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.

The payments on the Class [    ] Notes are [senior to the Class [    ] Notes, the Class [    ] Notes and the Class [    ] Notes][, and subordinate to the Class [    ] Notes, the Class [    ] Notes and the Class [    ] Notes], as and to the extent provided in the Indenture.

The principal of and interest and fees on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture.

The entire unpaid principal amount and all accrued and unpaid interest and fees of this Note shall be due and payable on the earlier of (i) any Redemption Payment Date as set forth in Section 13.1 of the Indenture [or in Section [    ] of the [Series Name] Indenture Supplement] and (ii) the Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount and all accrued and unpaid interest of the Notes shall be immediately due and payable on the date on which an Event of Default of the kind specified in clause (d) or (e) of Section 8.1 of the Base Indenture occurs, and, if any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee or the requisite percentage of Noteholders of each Series, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare all Notes to be immediately due and payable in the manner provided in the Indenture. All applicable principal payments on the Notes shall be made to the Holders of the Notes entitled thereto in accordance with the terms of the Indenture.

The Trust Estate secures this Class [    ] Note and all other Class [    ] Notes equally and ratably without prejudice, priority or distinction between any Class [    ] Note and any other Class [    ] Note. The Notes are limited recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust Estate, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.

Any payment of interest or principal on this Note shall be paid on the applicable [Interim Payment Date and] Payment Date as set forth in the Indenture to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to the account specified in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.

Exhibit A-1-8

[Any reduction in the Note Balance of this Note (or any one or more predecessor Notes) effected by any payments made on any applicable [Interim Payment Date and] Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.]

[Any reduction in the Maximum VFN Principal Balance or the VFN Principal Balance, as the case may be, of this Class [    ] Note (or any one or more predecessor Notes) effected by any payments made with respect thereto or otherwise pursuant to the terms of the Indenture shall be binding upon all future Holders of this Class [    ] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any VFN Principal Balance increase of this Class [    ] Note (or any one or more predecessor Notes) effected by payments to the Issuer shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Class [    ] Note and of any Note issued upon the registration of transfer hereof or exchange hereof or in lieu hereof, whether or not noted hereon.]

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”), and thereupon one or more new Notes of authorized denominations and in the same [aggregate principal amount] [VFN Principal Balance] will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder, by acceptance of a Note or a beneficial ownership interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended, of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Exhibit A-1-9

Each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against [Green Tree Advance Receivables III LLC (the “Depositor”)] [the Depositor] or the Issuer, or join in any institution against the Depositor or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture, any Supplemental Credit Enhancement Agreement, any Derivative Agreement and any Liquidity Facility.

The Issuer has entered into the Indenture and this Note is issued with the intention that, for United States federal, state and local income and franchise tax purposes, the Notes will qualify as indebtedness secured by the Receivables. Each Noteholder, by its acceptance of a Note, and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agrees to treat such Notes as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or other parties thereto and the rights of the Holders of the Notes under the Indenture at any time pursuant to the terms and provisions of Article XII of the Base Indenture and Section [    ] of the [Series Name] Indenture Supplement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Notes or a particular Class of Notes, on behalf of all of the Noteholders, or the Administrative Agent, as applicable, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

Notwithstanding any other provisions herein or in the Indenture, a Holder of this Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Note on the Stated Maturity Date and to institute suit for the enforcement

Exhibit A-1-10

of any such payment, and such right will not be impaired without the consent of the Holder; provided, however, that notwithstanding any other provision of the Indenture to the contrary, the obligation to pay principal of or interest on this Note or any other amount payable to the Holder will be without recourse to the Receivables Seller, the Depositor, the Administrator, the Servicer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary or any Affiliate (other than the Issuer), officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder will be limited to amounts available from the Trust Estate and subject to the priority of payment set forth in the Indenture.

Notwithstanding any other terms of the Indenture or this Note, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, the Holder hereof shall not be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No Holder of this Note shall have recourse for the payment of any amount owing in respect of this Note or the Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under this Note or the Indenture. The foregoing provisions of this Note shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, or (iii) limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

Exhibit A-1-11

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints,                                  attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed:

                                  */

*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of STAMP.

Exhibit A-1-12

Schedule to Series [    ], Class [    ] Note

dated as of [            ], 20[    ]

of Green Tree Agency Advance Funding Trust I

[Interim Payment Date] [Payment Date] [Payment Date of Additional Note Balance/Decrease Note Balance]	Aggregate Amount of [principal payment] [Funding of VFN Principal Balance Increase] on Class [ ] Notes	[Percentage Interest in] Aggregate Note Balance of the Class [ ] Notes following [advance/] payment	[Percentage of Interest in] Aggregate Note Balance of this Class [ ] Note following [advance/] payment	Note Balance of Note following [advance/] payment

Exhibit A-1-13

Exhibit A-2

FORM OF DEFINITIVE NOTE RULE 144A

Class [ ] Note	[Initial Note Balance: $[ ]]
Note Number: [ ]	[Maximum VFN Principal Balance: $[ ]]

THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE [MAXIMUM VFN PRINCIPAL BALANCE] [INITIAL NOTE BALANCE] SHOWN ON THE FACE HEREOF.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE 1933 ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY NOTEHOLDER.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, TO A PERSON THAT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A [FOR CLASS 2 SPECIFIED NOTES ONLY] [, OR AN “ACCREDITED INVESTOR” AS DEFINED IN PARAGRAPHS (1), (2) (3) OR (7) OF RULE 501 UNDER THE 1933 ACT] OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.

[FOR SPECIFIED NOTES ONLY] [NO TRANSFER OF A BENEFICIAL INTEREST IN A SPECIFIED NOTE WILL BE EFFECTIVE, AND ANY SUCH TRANSFER WILL BE VOID AB INITIO, UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS IN WRITING TO THE INDENTURE TRUSTEE AND NOTE REGISTRAR AS PROVIDED IN SECTIONS 6.5(M) OR (N) OF THE INDENTURE, AS APPLICABLE. EACH PROSPECTIVE TRANSFEREE OF A BENEFICIAL INTEREST IN A SPECIFIED NOTE WILL BE DEEMED TO MAKE SUCH REPRESENTATIONS BY ITS ACCEPTANCE OF SUCH BENEFICIAL INTEREST.]

[FOR ANY NOTE THAT IS NOT A SPECIFIED NOTE UNLESS OTHERWISE SPECIFIED IN THE RELATED INDENTURE SUPPLEMENT] [EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL DELIVER TO THE

Exhibit A-2-1

INDENTURE TRUSTEE AND THE NOTE REGISTRAR A CERTIFICATION TO THE EFFECT THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING THE ASSETS OF, (I) ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ANY PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE CODE, AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510-3.101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATIONS”), WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, (EACH, A “PLAN”), OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II)(A) THIS NOTE IS RATED AT LEAST INVESTMENT GRADE AS OF THE DATE OF PURCHASE OR TRANSFER, IT BELIEVES THAT THIS NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT THIS NOTE AND (B) THE TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL SATISFY THE REQUIREMENTS OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE STATUTORY PROHIBITED TRANSACTION EXEMPTION FOR SERVICE PROVIDERS SET FORTH IN SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(20) OF THE CODE OR ANY SIMILAR CLASS OR STATUTORY EXEMPTION AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN SUBJECT TO SIMILAR LAW, WILL NOT VIOLATE ANY SIMILAR LAW.] [FOR A SPECIFIED NOTE UNLESS OTHERWISE SPECIFIED IN THE RELATED INDENTURE SUPPLEMENT] [EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL DELIVER TO THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR A CERTIFICATION TO THE EFFECT THAT IT IS NOT, AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA, A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA, WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN WHICH IS SUBJECT TO ANY SIMILAR LAW.]

Exhibit A-2-2

THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND SECTION [    ] OF THE RELATED INDENTURE SUPPLEMENT UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST). EACH TRANSFEREE OF THIS NOTE SHALL PROVIDE THE NOTE REGISTRAR AND THE ISSUER THE CERTIFICATION[S] REQUIRED BY SECTION 6.5(j) [FOR CLASS 1 SPECIFIED NOTES ONLY][AND SECTION 6.5(m)] [FOR CLASS 2 SPECIFIED NOTES ONLY][AND SECTION 6.5(n)] OF THE BASE INDENTURE AND THIS NOTE MAY BE TRANSFERRED ONLY UPON RECEIPT BY THE NOTE REGISTRAR AND INDENTURE TRUSTEE OF SUCH CERTIFICATION. PRIOR TO PURCHASING THIS NOTE, PROSPECTIVE PURCHASERS SHOULD CONSULT WITH COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTIONS FROM THE RESTRICTIONS ON RESALE OR TRANSFER.

THIS NOTE IS A LIMITED RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED TO RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SERVICER, THE INDENTURE TRUSTEE, THE CALCULATION AGENT, THE PAYING AGENT, THE SECURITIES INTERMEDIARY, THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

Exhibit A-2-3

GREEN TREE AGENCY ADVANCE FUNDING TRUST I

ADVANCE RECEIVABLES BACKED NOTES, SERIES [                ]

CLASS [    ] NOTE

Green Tree Agency Advance Funding Trust I, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [                                ], or registered assigns (the “Noteholder”), [interest, fees and principal as provided in the Indenture] [the principal sum of [                    ] ($[        ]), or such part thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture] [and to pay any fees in connection therewith from time to time in the amounts and at the times provided in the Indenture].

Principal of this Note is payable on each applicable [Interim Payment Date and] Payment Date as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [    ] of the [Series Name] Indenture Supplement. The outstanding Note Balance of this Note bears interest at the applicable Note Interest Rate as set forth in the Indenture. On each applicable [Interim Payment Date and] Payment Date, in accordance with the terms and provisions of the Indenture, interest on this Note will be paid as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [    ] of the [Series Name] Indenture Supplement.

Capitalized terms used but not defined herein have the meanings set forth in the Second Amended and Restated Indenture, (as may be amended from time to time, the “Base Indenture”), dated as of October 21, 2015, among the Issuer, Wells Fargo Bank, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”) and as securities intermediary (the “Securities Intermediary”), Ditech Financial LLC, a Delaware limited liability company (“Ditech”), as Administrator on behalf of the Issuer (the “Administrator”), and as Servicer (the “Servicer”) under the Designated Servicing Agreements, and Barclays Bank PLC (“Barclays”), as Administrative Agent (the “Administrative Agent”) and consented to by Barclays, as Noteholder, and an Indenture Supplement (as may be amended from time to time, the “[Insert Series Name] Indenture Supplement” and together with the Base Indenture, the “Indenture”), dated as of October 21, 2015, by and among [insert parties to Indenture Supplement].

[In the event of a VFN Principal Balance increase funded by the Noteholders, the Noteholder of this Note shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of any VFN Principal Balance increase funded by it, and each repayment thereof; provided, that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder’s rights with respect to the VFN Principal Balance and its right to receive interest payments in respect thereof.]

[By its acceptance of this Note, each Noteholder covenants and agrees, until the termination of the Revolving Period, on each Funding Date to advance amounts in respect of any VFN Principal Balance increase hereunder to the Issuer, subject to and in accordance with the

Exhibit A-2-4

terms of the Indenture and that certain [Amended and Restated] Note Purchase Agreement (the “Note Purchase Agreement”), dated as of [            ], 201[  ], among [insert parties to related Note Purchase Agreement]].

[In the event of a payment of all or a portion of the Note Balance of this Note, in accordance with the terms and provisions of the Indenture, the Noteholder thereof shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of the Outstanding Note Balance of this Note following such payment.]

Absent manifest error, the [Note] [VFN Principal] Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee, the Note Registrar and the Issuer; provided, that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder’s rights with respect to the [Note] [VFN Principal] Balance of its Note and such Noteholder’s right to receive payments in respect of principal and interest in respect thereof.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

Unless the certificate of authentication hereon shall have been executed by an Authorized Signatory of the Indenture Trustee and, if an Authenticating Agent has been appointed by the Indenture Trustee pursuant to Section 11.12 of the Base Indenture, such Authenticating Agent by manual signature, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture and/or be valid for any purpose.

THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS NOTE, THE RELATIONSHIP OF THE PARTIES HEREUNDER, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-2-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer, as of the date set forth below.

Date:             , 2015

GREEN TREE AGENCY ADVANCE FUNDING TRUST I

By:	Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:
Issuer Authorized Officer

Exhibit A-2-6

[INDENTURE TRUSTEE’S

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: , 2015	WELLS FARGO BANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
	Title:	Authorized Signatory of Indenture Trustee]
[AUTHENTICATING AGENT’S CERTIFICATE OF AUTHENTICATION This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.
Date: , 2015	[ ],
as Authenticating Agent

By:
	Title:	Authorized Signatory of Authenticating Agent]

Exhibit A-2-7

[REVERSE OF NOTE]

This Note is one of the duly authorized Class [    ] Notes of the Issuer, designated as its Green Tree Agency Advance Funding Trust I Advance Receivables Backed Notes, Series [    ], Class [    ] (herein called the “Class [    ] Notes”), all issued under the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.

The payments on the Class [    ] Notes are [senior to the Class [    ] Notes, the Class [    ] Notes and the Class [    ] Notes][, and subordinate to the Class [    ] Notes, the Class [    ] Notes and the Class [    ] Notes], as and to the extent provided in the Indenture.

The principal of and interest and fees on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture.

The entire unpaid principal amount and all accrued and unpaid interest and fees of this Note shall be due and payable on the earlier of (i) any Redemption Payment Date as set forth in Section 13.1 of the Indenture [or in Section [    ] of the [Series Name] Indenture Supplement] and (ii) the Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount and all accrued and unpaid interest of the Notes shall be immediately due and payable on the date on which an Event of Default of the kind specified in clause (d) or (e) of Section 8.1 of the Base Indenture occurs, and, if any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee or the requisite percentage of Noteholders of each Series, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare all Notes to be immediately due and payable in the manner provided in the Indenture. All applicable principal payments on the Notes shall be made to the Holders of the Notes entitled thereto in accordance with the terms of the Indenture.

The Trust Estate secures this Class [    ] Note and all other Class [    ] Notes equally and ratably without prejudice, priority or distinction between any Class [    ] Note and any other Class [    ] Note. The Notes are limited recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust Estate, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.

Any payment of interest or principal on this Note shall be paid on the applicable [Interim Payment Date and] Payment Date as set forth in the Indenture to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to the account specified in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.

Exhibit A-2-8

[Any reduction in the Note Balance of this Note (or any one or more predecessor Notes) effected by any payments made on any applicable [Interim Payment Date and] Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.]

[Any reduction in the Maximum VFN Principal Balance or the VFN Principal Balance, as the case may be, of this Class [    ] Note (or any one or more predecessor Notes) effected by any payments made with respect thereto or otherwise pursuant to the terms of the Indenture shall be binding upon all future Holders of this Class [    ] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any VFN Principal Balance increase of this Class [    ] Note (or any one or more predecessor Notes) effected by payments to the Issuer shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Class [    ] Note and of any Note issued upon the registration of transfer hereof or exchange hereof or in lieu hereof, whether or not noted hereon.]

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”), and thereupon one or more new Notes of authorized denominations and in the same [aggregate principal amount] [VFN Principal Balance] will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder, by acceptance of a Note or a beneficial ownership interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended, of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Exhibit A-2-9

Each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against [Green Tree Advance Receivables III LLC (the “Depositor”)] [the Depositor] or the Issuer, or join in any institution against the Depositor or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture, any Supplemental Credit Enhancement Agreement, any Derivative Agreement and any Liquidity Facility.

The Issuer has entered into the Indenture and this Note is issued with the intention that, for United States federal, state and local income and franchise tax purposes, the Notes will qualify as indebtedness secured by the Receivables. Each Noteholder, by its acceptance of a Note, and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agrees to treat such Notes as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or other parties thereto and the rights of the Holders of the Notes under the Indenture at any time pursuant to the terms and provisions of Article XII of the Base Indenture and Section [    ] of the [Series Name] Indenture Supplement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Notes or a particular Class of Notes, on behalf of all of the Noteholders, or the Administrative Agent, as applicable, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

[For Class 2 Specified Notes or any Note issued in definitive form] [This Note is issuable only in definitive form in denominations as provided in the [Series Name] Indenture Supplement, subject to certain limitations therein set forth.]

Exhibit A-2-10

Notwithstanding any other provisions herein or in the Indenture, a Holder of this Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Note on the Stated Maturity Date and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of the Holder; provided, however, that notwithstanding any other provision of the Indenture to the contrary, the obligation to pay principal of or interest on this Note or any other amount payable to the Holder will be without recourse to the Receivables Seller, the Depositor, the Administrator, the Servicer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary or any Affiliate (other than the Issuer), officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder will be limited to amounts available from the Trust Estate and subject to the priority of payment set forth in the Indenture.

Notwithstanding any other terms of the Indenture or this Note, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, the Holder hereof shall not be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No Holder of this Note shall have recourse for the payment of any amount owing in respect of this Note or the Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under this Note or the Indenture. The foregoing provisions of this Note shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, or (iii) limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

Exhibit A-2-11

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints,                                  attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed:

*/

*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of STAMP.

Exhibit A-2-12

Schedule to Series [    ], Class [    ] Note

dated as of [            ], [        ]

of Green Tree Agency Advance Funding Trust I

[Interim Payment Date] [Payment Date] [Payment Date of Additional Note Balance/Decrease Note Balance]	Aggregate Amount of [principal payment] [Funding of VFN Principal Balance Increase] on Class [ ] Notes	[Percentage Interest in] Aggregate Note Balance of the Class [ ] Notes following [advance/] payment	[Percentage of Interest in] Aggregate Note Balance of this Class [ ] Note following [advance/] payment	Note Balance of Note following [advance/] payment

Exhibit A-2-13

Exhibit A-3

FORM OF GLOBAL REGULATION S NOTE

Class [ ]	Note Initial Note Balance: $[ ]
Note Number: [ ]	[Maximum VFN Principal Balance: $$[ ]]

THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTE BALANCE SHOWN ON THE FACE HEREOF.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE 1933 ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY NOTEHOLDER.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) PURSUANT TO REGULATION S OF THE 1933 ACT IN AN OFF-SHORE TRANSACTION AS DEFINED IN REGULATION S OF THE 1933 ACT TO A PERSON THAT IS NOT A U.S. PERSON AS DEFINED IN REGULATION S OF THE 1933 ACT [FOR CLASS 1 SPECIFIED NOTES ONLY] [THAT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED UNDER RULE 144A UNDER THE 1933 ACT)] OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.

[FOR CLASS 1 SPECIFIED NOTES ONLY] [NO TRANSFER OF A BENEFICIAL INTEREST IN A SPECIFIED NOTE WILL BE EFFECTIVE, AND ANY SUCH TRANSFER WILL BE VOID AB INITIO, UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS IN WRITING TO THE INDENTURE TRUSTEE AND NOTE REGISTRAR AS PROVIDED IN SECTION 6.5(M) OF THE INDENTURE, AS APPLICABLE. EACH PROSPECTIVE TRANSFEREE OF A BENEFICIAL INTEREST IN A SPECIFIED NOTE WILL BE DEEMED TO MAKE SUCH REPRESENTATIONS BY ITS ACCEPTANCE OF SUCH BENEFICIAL INTEREST.]

[FOR A NOTE THAT IS NOT A CLASS 1 SPECIFIED NOTE UNLESS OTHERWISE SPECIFIED IN THE RELATED INDENTURE SUPPLEMENT] [EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING THE ASSETS OF, ANY “EMPLOYEE BENEFIT PLAN” AS

Exhibit A-3-1

DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ANY PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510-3.101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATIONS”), WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, (EACH, A “PLAN”), OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II)(A) THIS NOTE IS RATED AT LEAST INVESTMENT GRADE AS OF THE DATE OF PURCHASE OR TRANSFER, IT BELIEVES THAT THIS NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT THIS NOTE AND (B) THE TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL SATISFY THE REQUIREMENTS OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE STATUTORY PROHIBITED TRANSACTION EXEMPTION FOR SERVICE PROVIDERS SET FORTH IN SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(20) OF THE CODE OR ANY SIMILAR CLASS OR STATUTORY EXEMPTION AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN SUBJECT TO SIMILAR LAW, WILL NOT VIOLATE ANY SIMILAR LAW. [FOR CLASS 1 SPECIFIED NOTES ONLY UNLESS OTHERWISE SPECIFIED IN THE RELATED INDENTURE SUPPLEMENT] [EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT, AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA, A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA, WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN WHICH IS SUBJECT TO ANY SIMILAR LAW.]

Exhibit A-3-2

THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND SECTION [    ] OF THE RELATED INDENTURE SUPPLEMENT UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST). EACH TRANSFEREE OF THIS NOTE SHALL PROVIDE THE NOTE REGISTRAR AND THE ISSUER THE CERTIFICATION REQUIRED BY SECTION 6.5(i) [FOR CLASS 1 SPECIFIED NOTES ONLY] [AND SECTION 6.5(m)] OF THE BASE INDENTURE AND THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED IN AN OFF-SHORE TRANSACTION AS DEFINED IN THE 1933 ACT TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A NOTE OR (IN CERTAIN LIMITED CIRCUMSTANCES) A DEFINITIVE NOTE ONLY (IN THE CASE OF AN INTEREST IN A RULE 144A GLOBAL NOTE) IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND (IN THE CASE OF A DEFINITIVE NOTE) UPON RECEIPT BY THE NOTE REGISTRAR AND INDENTURE TRUSTEE OF SUCH CERTIFICATION. PRIOR TO PURCHASING THIS NOTE, PROSPECTIVE PURCHASERS SHOULD CONSULT WITH COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTIONS FROM THE RESTRICTIONS ON RESALE OR TRANSFER.

THIS NOTE IS A LIMITED RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED TO RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SERVICER, THE INDENTURE TRUSTEE, THE CALCULATION AGENT, THE PAYING AGENT, THE SECURITIES INTERMEDIARY, THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE NOTE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Exhibit A-3-3

GREEN TREE AGENCY ADVANCE FUNDING TRUST I

ADVANCE RECEIVABLES BACKED NOTES, SERIES [                ]

CLASS [    ] NOTE

Green Tree Agency Advance Funding Trust I, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [                                ], or registered assigns (the “Noteholder”), [interest, fees and principal as provided in the Indenture] [the principal sum of [                    ] ($[        ]), or such part thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture] [and to pay any fees in connection therewith from time to time in the amounts and at the times provided in the Indenture].

Principal of this Note is payable on each applicable [Interim Payment Date and] Payment Date as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [    ] of the [Series Name] Indenture Supplement. The outstanding Note Balance of this Note bears interest at the applicable Note Interest Rate as set forth in the Indenture. On each applicable [Interim Payment Date and] Payment Date, in accordance with the terms and provisions of the Indenture, interest on this Note will be paid as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [    ] of the [Series Name] Indenture Supplement.

Capitalized terms used but not defined herein have the meanings set forth in the Second Amended and Restated Indenture, (as may be amended from time to time, the “Base Indenture”), dated as of October 21, 2015, among the Issuer, Wells Fargo Bank, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”) and as securities intermediary (the “Securities Intermediary”), Ditech Financial LLC, a Delaware limited liability company (“Ditech”), as Administrator on behalf of the Issuer (the “Administrator”), and as Servicer (the “Servicer”) under the Designated Servicing Agreements, and Barclays Bank PLC (“Barclays”), as Administrative Agent (the “Administrative Agent”) and consented to by Barclays, as Noteholder, and an Indenture Supplement (as may be amended from time to time, the “[Insert Series Name] Indenture Supplement” and together with the Base Indenture, the “Indenture”), dated as of October 21, 2015, by and among [insert parties to Indenture Supplement].

[In the event of a VFN Principal Balance increase funded by the Noteholders, the Noteholder of this Note shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of any VFN Principal Balance increase funded by it, and each repayment thereof; provided, that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder’s rights with respect to the VFN Principal Balance and its right to receive interest payments in respect thereof.]

[By its acceptance of this Note, each Noteholder covenants and agrees, until the termination of the Revolving Period, on each Funding Date to advance amounts in respect of any VFN Principal Balance increase hereunder to the Issuer, subject to and in accordance with the terms of the Indenture and that certain [Amended and Restated] Note Purchase Agreement (the “Note Purchase Agreement”), dated as of [            ], 201[  ], among [insert parties to related Note Purchase Agreement]].

Exhibit A-3-4

[In the event of a payment of all or a portion of the Note Balance of this Note, in accordance with the terms and provisions of the Indenture, the Noteholder thereof shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of the Outstanding Note Balance of this Note following such payment.]

Absent manifest error, the [Note] [VFN Principal] Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee, the Note Registrar and the Issuer; provided, that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder’s rights with respect to the [Note] [VFN Principal] Balance of its Note and such Noteholder’s right to receive payments in respect of principal and interest in respect thereof.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

This Note is a Regulation S Global Note deposited with DTC acting as Depository, and registered in the name of Cede & Co., a nominee of DTC, and Cede & Co., as holder of record of this Note, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds.

The statements in the legend relating to DTC set forth above are an integral part of the terms of this Note and by acceptance thereof each holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

Unless the certificate of authentication hereon shall have been executed by an Authorized Signatory of the Indenture Trustee and, if an Authenticating Agent has been appointed by the Indenture Trustee pursuant to Section 11.12 of the Base Indenture, such Authenticating Agent by manual signature, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture and/or be valid for any purpose.

THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS NOTE, THE RELATIONSHIP OF THE PARTIES HEREUNDER, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-3-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer, as of the date set forth below.

Date:             , 2015

GREEN TREE AGENCY ADVANCE FUNDING TRUST I

By:	Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:
Issuer Authorized Officer

Exhibit A-3-6

[INDENTURE TRUSTEE’S

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: , 2015	WELLS FARGO BANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
	Title:	Authorized Signatory of Indenture Trustee]
[AUTHENTICATING AGENT’S CERTIFICATE OF AUTHENTICATION This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.
Date: , 2015	[ ],
as Authenticating Agent

By:
	Title:	Authorized Signatory of Authenticating Agent]

Exhibit A-3-7

[REVERSE OF NOTE]

This Note is one of the duly authorized Class [    ] Notes of the Issuer, designated as its Green Tree Agency Advance Funding Trust I Advance Receivables Backed Notes, Series [    ], Class [    ] (herein called the “Class [    ] Notes”), all issued under the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.

The payments on the Class [    ] Notes are [senior to the Class [    ] Notes, the Class [    ] Notes and the Class [    ] Notes][, and subordinate to the Class [    ] Notes, the Class [    ] Notes and the Class [    ] Notes], as and to the extent provided in the Indenture.

The principal of and interest and fees on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture.

The entire unpaid principal amount and all accrued and unpaid interest and fees of this Note shall be due and payable on the earlier of (i) any Redemption Payment Date as set forth in Section 13.1 of the Indenture [or in Section [    ] of the [Series Name] Indenture Supplement] and (ii) the Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount and all accrued and unpaid interest of the Notes shall be immediately due and payable on the date on which an Event of Default of the kind specified in clause (d) or (e) of Section 8.1 of the Base Indenture occurs, and, if any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee or the requisite percentage of Noteholders of each Series, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare all Notes to be immediately due and payable in the manner provided in the Indenture. All applicable principal payments on the Notes shall be made to the Holders of the Notes entitled thereto in accordance with the terms of the Indenture.

The Trust Estate secures this Class [    ] Note and all other Class [    ] Notes equally and ratably without prejudice, priority or distinction between any Class [    ] Note and any other Class [    ] Note. The Notes are limited recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust Estate, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.

Any payment of interest or principal on this Note shall be paid on the applicable [Interim Payment Date and] Payment Date as set forth in the Indenture to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to the account specified in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.

Exhibit A-3-8

[Any reduction in the Note Balance of this Note (or any one or more predecessor Notes) effected by any payments made on any applicable [Interim Payment Date and] Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.]

[Any reduction in the Maximum VFN Principal Balance or the VFN Principal Balance, as the case may be, of this Class [    ] Note (or any one or more predecessor Notes) effected by any payments made with respect thereto or otherwise pursuant to the terms of the Indenture shall be binding upon all future Holders of this Class [    ] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any VFN Principal Balance increase of this Class [    ] Note (or any one or more predecessor Notes) effected by payments to the Issuer shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Class [    ] Note and of any Note issued upon the registration of transfer hereof or exchange hereof or in lieu hereof, whether or not noted hereon.]

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”), and thereupon one or more new Notes of authorized denominations and in the same [aggregate principal amount] [VFN Principal Balance] will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder, by acceptance of a Note or a beneficial ownership interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended, of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Exhibit A-3-9

Each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against [Green Tree Advance Receivables III LLC (the “Depositor”)][the Depositor] or the Issuer, or join in any institution against the Depositor or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture, any Supplemental Credit Enhancement Agreement, any Derivative Agreement and any Liquidity Facility.

The Issuer has entered into the Indenture and this Note is issued with the intention that, for United States federal, state and local income and franchise tax purposes, the Notes will qualify as indebtedness secured by the Receivables. Each Noteholder, by its acceptance of a Note, and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agrees to treat such Notes as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or other parties thereto and the rights of the Holders of the Notes under the Indenture at any time pursuant to the terms and provisions of Article XII of the Base Indenture and Section [    ] of the [Series Name] Indenture Supplement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Notes or a particular Class of Notes, on behalf of all of the Noteholders, or the Administrative Agent, as applicable, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

Notwithstanding any other provisions herein or in the Indenture, a Holder of this Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Note on the Stated Maturity Date and to institute suit for the enforcement

Exhibit A-3-10

of any such payment, and such right will not be impaired without the consent of the Holder; provided, however, that notwithstanding any other provision of the Indenture to the contrary, the obligation to pay principal of or interest on this Note or any other amount payable to the Holder will be without recourse to the Receivables Seller, the Depositor, the Administrator, the Servicer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary or any Affiliate (other than the Issuer), officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder will be limited to amounts available from the Trust Estate and subject to the priority of payment set forth in the Indenture.

Notwithstanding any other terms of the Indenture or this Note, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, the Holder hereof shall not be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No Holder of this Note shall have recourse for the payment of any amount owing in respect of this Note or the Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under this Note or the Indenture. The foregoing provisions of this Note shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, or (iii) limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

Exhibit A-3-11

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints,                                  attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed:

*/

*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of STAMP.

Exhibit A-3-12

Schedule to Series [    ], Class [    ] Note

dated as of [            ], [        ]

of Green Tree Agency Advance Funding Trust I

[Interim Payment Date] [Payment Date] [Payment Date of Additional Note Balance/Decrease Note Balance]	Aggregate Amount of [principal payment] [Funding of VFN Principal Balance Increase] on Class [ ] Notes	[Percentage Interest in] Aggregate Note Balance of the Class [ ] Notes following [advance/] payment	[Percentage of Interest in] Aggregate Note Balance of this Class [ ] Note following [advance/] payment	Note Balance of Note following [advance/] payment

Exhibit A-3-13

Exhibit A-4

FORM OF DEFINITIVE REGULATION S NOTE

Class [ ] Note	[Initial Note Balance: $[ ]]
Note Number: [ ]	[Maximum VFN Principal Balance: $$[ ]]

THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTE BALANCE SHOWN ON THE FACE HEREOF.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE 1933 ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY NOTEHOLDER.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) PURSUANT TO REGULATION S OF THE 1933 ACT IN AN OFF-SHORE TRANSACTION AS DEFINED IN THE 1933 ACT TO A PERSON THAT IS NOT A U.S. PERSON AS DEFINED IN REGULATION S OF THE 1933 ACT [FOR CLASS 1 SPECIFIED NOTES ONLY] [IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE 1933 ACT) OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.

[FOR CLASS 1 SPECIFIED NOTES ONLY] [NO TRANSFER OF A BENEFICIAL INTEREST IN A SPECIFIED NOTE WILL BE EFFECTIVE, AND ANY SUCH TRANSFER WILL BE VOID AB INITIO, UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS IN WRITING TO THE INDENTURE TRUSTEE AND NOTE REGISTRAR AS PROVIDED IN SECTION 6.5(M) OF THE INDENTURE. EACH PROSPECTIVE TRANSFEREE OF A BENEFICIAL INTEREST IN A SPECIFIED NOTE WILL BE DEEMED TO MAKE SUCH REPRESENTATIONS BY ITS ACCEPTANCE OF SUCH BENEFICIAL INTEREST.]

[FOR A NOTE THAT IS NOT A CLASS 1 SPECIFIED NOTE UNLESS OTHERWISE SPECIFIED IN THE RELATED INDENTURE SUPPLEMENT] [EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL DELIVER TO THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR A CERTIFICATION TO THE EFFECT THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING THE ASSETS OF, (I) ANY EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ANY PLAN AS DEFINED IN

Exhibit A-4-1

SECTION 4975(e)(1) OF THE CODE, AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510-3.101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATIONS”), WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, (EACH, A “PLAN”), OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II)(A) THIS NOTE IS RATED AT LEAST INVESTMENT GRADE AS OF THE DATE OF PURCHASE OR TRANSFER, IT BELIEVES THAT THIS NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT THIS NOTE AND (B) THE TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL SATISFY THE REQUIREMENTS OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE STATUTORY PROHIBITED TRANSACTION EXEMPTION FOR SERVICE PROVIDERS SET FORTH IN SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(20) OF THE CODE OR ANY SIMILAR CLASS OR STATUTORY EXEMPTION AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN SUBJECT TO SIMILAR LAW, WILL NOT VIOLATE ANY SIMILAR LAW.] [FOR CLASS 1 SPECIFIED NOTES ONLY UNLESS OTHERWISE SPECIFIED IN THE RELATED INDENTURE SUPPLEMENT] [EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL DELIVER TO THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR A CERTIFICATION TO THE EFFECT THAT IT IS NOT, AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA, A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA, WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN WHICH IS SUBJECT TO ANY SIMILAR LAW.]

Exhibit A-4-2

THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND SECTION [    ] OF THE RELATED INDENTURE SUPPLEMENT UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST). EACH TRANSFEREE OF THIS NOTE SHALL PROVIDE THE NOTE REGISTRAR AND THE ISSUER THE CERTIFICATION[S] REQUIRED BY SECTION 6.5(j) [FOR CLASS 1 SPECIFIED NOTES ONLY][AND SECTION 6.5(m)] OF THE BASE INDENTURE AND THIS NOTE MAY BE TRANSFERRED ONLY UPON RECEIPT BY THE NOTE REGISTRAR AND INDENTURE TRUSTEE OF SUCH CERTIFICATION. PRIOR TO PURCHASING THIS NOTE, PROSPECTIVE PURCHASERS SHOULD CONSULT WITH COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTIONS FROM THE RESTRICTIONS ON RESALE OR TRANSFER.

THIS NOTE IS A LIMITED RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED TO RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SERVICER, THE INDENTURE TRUSTEE, THE CALCULATION AGENT, THE PAYING AGENT, THE SECURITIES INTERMEDIARY, THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

Exhibit A-4-3

GREEN TREE AGENCY ADVANCE FUNDING TRUST I

ADVANCE RECEIVABLES BACKED NOTES, SERIES [                ]

CLASS [    ] NOTE

Green Tree Agency Advance Funding Trust I, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [                                ], or registered assigns (the “Noteholder”), [interest, fees and principal as provided in the Indenture] [the principal sum of [                    ] ($[        ]), or such part thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture] [and to pay any fees in connection therewith from time to time in the amounts and at the times provided in the Indenture].

Principal of this Note is payable on each applicable [Interim Payment Date and] Payment Date as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [    ] of the [Series Name] Indenture Supplement. The outstanding Note Balance of this Note bears interest at the applicable Note Interest Rate as set forth in the Indenture. On each applicable [Interim Payment Date and] Payment Date, in accordance with the terms and provisions of the Indenture, interest on this Note will be paid as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [    ] of the [Series Name] Indenture Supplement.

Capitalized terms used but not defined herein have the meanings set forth in the Second Amended and Restated Indenture, (as may be amended from time to time, the “Base Indenture”), dated as of October 21, 2015, among the Issuer, Wells Fargo Bank, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”) and as securities intermediary (the “Securities Intermediary”), Ditech Financial LLC, a Delaware limited liability company (“Ditech”), as Administrator on behalf of the Issuer (the “Administrator”), and as Servicer (the “Servicer”) under the Designated Servicing Agreements, and Barclays Bank PLC (“Barclays”), as Administrative Agent (the “Administrative Agent”) and consented to by Barclays, as Noteholder, and an Indenture Supplement (as may be amended from time to time, the “[Insert Series Name] Indenture Supplement” and together with the Base Indenture, the “Indenture”), dated as of October 21, 2015, by and among [insert parties to Indenture Supplement].

[In the event of a VFN Principal Balance increase funded by the Noteholders, the Noteholder of this Note shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of any VFN Principal Balance increase funded by it, and each repayment thereof; provided, that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder’s rights with respect to the VFN Principal Balance and its right to receive interest payments in respect thereof.]

[By its acceptance of this Note, each Noteholder covenants and agrees, until the termination of the Revolving Period, on each Funding Date to advance amounts in respect of any VFN Principal Balance increase hereunder to the Issuer, subject to and in accordance with the

Exhibit A-4-4

terms of the Indenture and that certain [Amended and Restated] Note Purchase Agreement (the “Note Purchase Agreement”), dated as of [            ], 201[  ], among [insert parties to related Note Purchase Agreement].]

[In the event of a payment of all or a portion of the Note Balance of this Note, in accordance with the terms and provisions of the Indenture, the Noteholder thereof shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of the Outstanding Note Balance of this Note following such payment.]

Absent manifest error, the [Note] [VFN Principal] Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee, the Note Registrar and the Issuer; provided, that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder’s rights with respect to the [Note] [VFN Principal] Balance of its Note and such Noteholder’s right to receive payments in respect of principal and interest in respect thereof.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

Unless the certificate of authentication hereon shall have been executed by an Authorized Signatory of the Indenture Trustee and, if an Authenticating Agent has been appointed by the Indenture Trustee pursuant to Section 11.12 of the Base Indenture, such Authenticating Agent by manual signature, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture and/or be valid for any purpose.

THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS NOTE, THE RELATIONSHIP OF THE PARTIES HEREUNDER, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-4-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer, as of the date set forth below.

Date:             , 2015

GREEN TREE AGENCY ADVANCE FUNDING TRUST I

By:	Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:
Issuer Authorized Officer

Exhibit A-4-6

[INDENTURE TRUSTEE’S

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: , 2015	WELLS FARGO BANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
	Title:	Authorized Signatory of Indenture Trustee]
[AUTHENTICATING AGENT’S CERTIFICATE OF AUTHENTICATION This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.
Date: , 2015	[ ],
as Authenticating Agent

By:
	Title:	Authorized Signatory of Authenticating Agent]

Exhibit A-4-7

[REVERSE OF NOTE]

This Note is one of the duly authorized Class [    ] Notes of the Issuer, designated as its Green Tree Agency Advance Funding Trust I Advance Receivables Backed Notes, Series [    ], Class [    ] (herein called the “Class [    ] Notes”), all issued under the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.

The payments on the Class [    ] Notes are [senior to the Class [    ] Notes, the Class [    ] Notes and the Class [    ] Notes][, and subordinate to the Class [    ] Notes, the Class [    ] Notes and the Class [    ] Notes], as and to the extent provided in the Indenture.

The principal of and interest and fees on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture.

The entire unpaid principal amount and all accrued and unpaid interest and fees of this Note shall be due and payable on the earlier of (i) any Redemption Payment Date as set forth in Section 13.1 of the Indenture [or in Section [    ] of the [Series Name] Indenture Supplement] and (ii) the Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount and all accrued and unpaid interest of the Notes shall be immediately due and payable on the date on which an Event of Default of the kind specified in clause (d) or (e) of Section 8.1 of the Base Indenture occurs, and, if any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee or the requisite percentage of Noteholders of each Series, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare all Notes to be immediately due and payable in the manner provided in the Indenture. All applicable principal payments on the Notes shall be made to the Holders of the Notes entitled thereto in accordance with the terms of the Indenture.

The Trust Estate secures this Class [    ] Note and all other Class [    ] Notes equally and ratably without prejudice, priority or distinction between any Class [    ] Note and any other Class [    ] Note. The Notes are limited recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust Estate, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.

Any payment of interest or principal on this Note shall be paid on the applicable [Interim Payment Date and] Payment Date as set forth in the Indenture to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to the account specified in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.

Exhibit A-4-8

[Any reduction in the Note Balance of this Note (or any one or more predecessor Notes) effected by any payments made on any applicable [Interim Payment Date and] Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.]

[Any reduction in the Maximum VFN Principal Balance or the VFN Principal Balance, as the case may be, of this Class [    ] Note (or any one or more predecessor Notes) effected by any payments made with respect thereto or otherwise pursuant to the terms of the Indenture shall be binding upon all future Holders of this Class [    ] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any VFN Principal Balance increase of this Class [    ] Note (or any one or more predecessor Notes) effected by payments to the Issuer shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Class [    ] Note and of any Note issued upon the registration of transfer hereof or exchange hereof or in lieu hereof, whether or not noted hereon.]

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”), and thereupon one or more new Notes of authorized denominations and in the same [aggregate principal amount] [VFN Principal Balance] will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder, by acceptance of a Note or a beneficial ownership interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended, of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Exhibit A-4-9

Each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against [Green Tree Advance Receivables III LLC (the “Depositor”)] [the Depositor] or the Issuer, or join in any institution against the Depositor or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture, any Supplemental Credit Enhancement Agreement, any Derivative Agreement and any Liquidity Facility.

The Issuer has entered into the Indenture and this Note is issued with the intention that, for United States federal, state and local income and franchise tax purposes, the Notes will qualify as indebtedness secured by the Receivables. Each Noteholder, by its acceptance of a Note, and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agrees to treat such Notes as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or other parties thereto and the rights of the Holders of the Notes under the Indenture at any time pursuant to the terms and provisions of Article XII of the Base Indenture and Section [    ] of the [Series Name] Indenture Supplement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Notes or a particular Class of Notes, on behalf of all of the Noteholders, or the Administrative Agent, as applicable, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

[For any Note issued in definitive form] [This Note is issuable only in definitive form in denominations as provided in the [Series Name] Indenture Supplement, subject to certain limitations therein set forth.]

Exhibit A-4-10

Notwithstanding any other provisions herein or in the Indenture, a Holder of this Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Note on the Stated Maturity Date and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of the Holder; provided, however, that notwithstanding any other provision of the Indenture to the contrary, the obligation to pay principal of or interest on this Note or any other amount payable to the Holder will be without recourse to the Receivables Seller, the Depositor, the Administrator, the Servicer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary or any Affiliate (other than the Issuer), officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder will be limited to amounts available from the Trust Estate and subject to the priority of payment set forth in the Indenture.

Notwithstanding any other terms of the Indenture or this Note, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, the Holder hereof shall not be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No Holder of this Note shall have recourse for the payment of any amount owing in respect of this Note or the Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under this Note or the Indenture. The foregoing provisions of this Note shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, or (iii) limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

Exhibit A-4-11

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints,                                  attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed:

*/

*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of STAMP.

Exhibit A-4-12

Schedule to Series [    ], Class [    ] Note

dated as of [            ], [        ]

of Green Tree Agency Advance Funding Trust I

[Interim Payment Date] [Payment Date] [Payment Date of Additional Note Balance/Decrease Note Balance]	Aggregate Amount of [principal payment] [Funding of VFN Principal Balance Increase] on Class [ ] Notes	[Percentage Interest in] Aggregate Note Balance of the Class [ ] Notes following [advance/] payment	[Percentage of Interest in] Aggregate Note Balance of this Class [ ] Note following [advance/] payment	Note Balance of Note following [advance/] payment

Exhibit A-4-13